Exhibit 99.12

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 September, 1998
           Series 1998-05, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                  7.502207
                                                       -------------------------
       Weighted average maturity                                         350.58
                                                       -------------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                Principal
              Principal Per  Prepayments Per   Interest Per
      Class    Certificate     Certificate      Certificate     Payout Rate
      -----    -----------     -----------      -----------     -----------
       R      $  0.00000000  $    0.00000000  $   0.00000000   % 0.00000000
       PO     $  1.06646898  $    0.14736185  $   0.00000000   % 0.00000000
       A1     $ 33.21562335  $   32.34072397  $   5.06987902   % 6.75000002
       A2     $  0.00000000  $    0.00000000  $   5.62500000   % 6.75000000
       A3     $  0.00000000  $    0.00000000  $   5.62499999   % 6.74999998
       A4     $  0.00000000  $    0.00000000  $   5.62500024   % 6.75000028
       M      $  0.77839659  $    0.00000000  $   5.60333130   % 6.74999951
       B1     $  0.77839784  $    0.00000000  $   5.60333302   % 6.75000158
       B2     $  0.77839647  $    0.00000000  $   5.60333223   % 6.75000062
       B3     $  0.77839502  $    0.00000000  $   5.60333020   % 6.74999819
       B4     $  0.77839590  $    0.00000000  $   5.60333088   % 6.74999900
       B5     $  0.77839772  $    0.00000000  $   5.60332822   % 6.74999578

       2.      Unanticipated Recoveries:                 $                0.00
                                                                 --------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $         N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                           $          89,954.83
                                                                 ---------------

C.    The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:        $     397,704,961.00
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,295
                                                                 ---------------
       3.
      Beginning Aggregate Class  Ending Aggregate         Ending
        Certificate Principal   Class Certificate   Single Certificate
Class          Balance          Principal Balance        Balance          Cusip
-----          -------          -----------------        -------          -----
R     $                0.00  $               0.00  $             0.00  36158GAK4
PO    $          323,680.38  $         323,314.99  $           943.64  GEC9805PO
A1    $      315,008,644.49  $     303,399,778.15  $           868.10  36158GAF5
A2    $       12,632,000.00  $      12,632,000.00  $         1,000.00  36158GAG3
A3    $       42,580,809.00  $      42,580,809.00  $         1,000.00  36158GAH1
A4    $       21,095,000.00  $      21,095,000.00  $         1,000.00  36158GAJ7
SUP   $      393,555,220.52  $     381,949,748.98  $           893.17  GEC98005S
M     $        8,180,644.15  $       8,174,251.74  $           995.37  36158GAL2
B1    $        3,537,576.06  $       3,534,811.78  $           995.37  36158GAM0
B2    $        1,989,886.04  $       1,988,331.13  $           995.37  36158GAN8
B3    $        1,768,788.03  $       1,767,405.89  $           995.37  36157REW1
B4    $          884,393.02  $         883,701.95  $           995.37  36157REX9
B5    $        1,326,592.83  $       1,325,556.22  $           995.37  36157REY7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             1        Principal Balance  $         294,887.80
                               --------                          ---------------
       2.   60-89 days
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       3.   90 days or more
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       4.   In Foreclosure
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       5.   Real Estate Owned
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $               0.00
                                                                 ---------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                    $               0.00
                                                              ------------------

       2.   Bankruptcy Loss Amount:                        $               0.00
                                                              ------------------

       3.   Fraud Loss Amount:                             $               0.00
                                                              ------------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
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